INVESTOR PRESENTATION JULY 2026 Four Corners Property Trust NYSE: FCPT

JULY 2026 Cautionary note regarding forward-looking statements: This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding FCPT’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, investment pipeline, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics on the business operations of FCPT and FCPT’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of FCPT’s public disclosure obligations, FCPT expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in FCPT’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and FCPT can give no assurance that its expectations or the events described will occur as described. For a further discussion of these and other factors that could cause FCPT’s future results to differ materially from any forward-looking statements, see the risk factors described under the section entitled “Item 1A. Risk Factors” in FCPT’s annual report on Form 10-K for the year ended December 31, 2025 and other risks described in documents subsequently filed by FCPT from time to time with the Securities and Exchange Commission. Notice regarding non-GAAP financial measures: The information in this communication contains and refers to certain non-GAAP financial measures, including FFO and AFFO. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the Investors section of our website at www.fcpt.com, and on page 28 of this presentation. FORWARD LOOKING STATEMENTS AND DISCLAIMERS

3 CONSERVATIVE FINANCIAL POSITION PG 21 JULY 2026 CONTENTS 1 COMPANY OVERVIEW PG 3 2 HIGH QUALITY PORTFOLIO PG 13 4 APPENDIX PG 25

RECENT HIGHLIGHTS AT FCPT

As of 6/30/2026 + Mission Pet Health Portfolio[1]

Historic Investment Volume Through July 2026

Scaled, granular investments with $351 million acquired through 6/30/2026 + MPH portfolio (avg. price of $2.6 million)

- FCPT has acquired over 1,000 properties since inception in 2015
- Principal focus on restaurant, auto service, and medical retail
- Select investments in new sectors including grocery, equipment rental, and surgery centers

Executed Acquisitions with Strict Discipline

Achieved favorable risk-adjusted pricing for high-quality net lease assets with credit-worthy tenants

- ~48% of ABR[1] leased to investment-grade operators
- Avoided sacrificing investment quality to increase spread
- Cash rent CAGR of approximately 11% since inception

Recent Marquee Acquisition: Mission Pet Health (MPH) Portfolio

Completed largest portfolio purchase in company history on July 16 with 102-property MPH veterinary portfolio for $268 million

- Strong consistency with in-place portfolio featuring low basis, modest rents, strong store-level performance, and scaled operator
- Average rent coverage of >6x

Low-Rate Debt Issued at Scale to Fuel Growth

$600 million raised with spread of over 200 bps vs. historic acquisition yields[2]

- $200 million 7-year term loan closed in April at SOFR+125 bps (approximately 4.9% all-in)
- $400 million 5-year term loan closed in July at SOFR+90 bps (approximately 4.5% all-in)

Sidestepped Credit Issues Impacting Peers

FCPT targets fungible real estate with high re-use potential and modest rent

- High collections (>99%) while avoiding major credit issues
- No exposure to Zips Car Wash, Walgreens, or Family Dollar
- Focused on essential services and e-commerce resistant tenants

Diversification Progress & New Monthly Dividend Policy

Approximately 41% of ABR from sectors outside of casual dining

- Darden is now approximately 41% of ABR vs. 100% at spin in 2015[1]
- Darden EBITDAR / rent coverage has grown to approximately 6.0x[3]

Dividend will be paid monthly starting in August to benefit shareholders via real-time return of capital

JULY 2026

1. *Representative of 6/30/2026 portfolio data plus Mission Pet Health portfolio closed on 7/16/2026. FCPT previously owned five Mission Pet Health properties*

4

WHY OWN FCPT – WHAT MAKES US UNIQUE WITHIN NET LEASE?

We combine a differentiated, disciplined approach to net lease with a highly transparent disclosure regime

1 Superior Capital Allocation

- Modulate new investments if cost of capital weakens or accretion shrinks
- Minimize fees and discounts on capital raising
- Long track record of conservative leverage
- Avoid sacrificing investment quality to increase spread

2 Granular Selective Portfolio

- Portfolio led by Darden, a premier investment grade tenant
- Highly selective underwriting through a consistent model balanced between credit and real estate
- Low value at risk with average purchase price of ~$3 million per property

3 Fungible Real Estate

- Excellent visibility and access paired with strong demographics
- Target sectors are e-commerce and recession resistant
- Industry-leading EBITDAR coverage
- Avoided problem tenants prone to credit issues

4 Shareholders First

- Low overhead with aligned compensation
- Top-decile governance scores
- Hyper-transparent disclosure regime
- High level of executive alignment and ownership
- Full list of portfolio sites displayed on our website and disclosure of our top 35 brands

REPRESENTATIVE BRANDS

JULY 2026

5

“ JULY 2026 SPOTLIGHT ON CAPITAL RAISING IN 2026: 5-YEAR TERM LOAN UPSIZE AND RECAST FCPT closed on a new $400 million 5-year Term Loan in July; this is in addition to a $200 million 7-year Term Loan closed in April Of the $400 million, (i) $190 million was used to pay down maturing Term Loans, and (ii) $210 million of incremental proceeds was used to pay down the revolver and will be used to fund the investment pipeline and other general corporate purposes $360 million was immediately drawn at closing with the remaining $40 million expected to be drawn in Q3 or early Q4 2026 The coupon of SOFR+0.90% provides an estimated all-in interest rate of approximately 4.5%,1 representing over 200 basis points of spread to historical acquisition yields2 Inclusive of hedges effective in August 2026 and inclusive of the fully drawn term loan, FCPT has fixed SOFR for approximately 72% of Term Loans at a blended rate of 3.1%; the overall debt profile including private notes is approximately 82% fixed Other Highlights of the Recast: FCPT’s lenders agreed to improved spreads under the agreement to SOFR+0.90% for other term loan tranches. FCPT expects this could provide interest expense savings of approximately $450,000 annually across the $800 million of total term loans in the subject facility3 FCPT’s lenders agreed to extend the maturity of Tranche A-5 ($85 million) to March 2028 and provide and additional one-year extension option to March 2029. This further improves FCPT’s debt maturity laddering Note: Term Loan and Revolver maturities are shown fully extended. New Term Loan shown fully drawn PRO FORMA DEBT MATURITY SCHEDULE ($ MILLIONS) Weighted Avg. Maturity: approximately 4.3 years (incl. extension options)

CASE STUDY:
FCPT ACQUIRES $268 MILLION VETERINARY PORTFOLIO

Mission PET HEALTH

- On July 16, FCPT acquired 102 Mission Pet Health properties for $268 million on initial cash rent of approximately $17.37 million, inclusive of contractual rent increases in September 2026
- This transaction represents a continuation of FCPT's strategy to own high-quality real estate with strong underlying tenant operating performance. This deal further increased FCPT's portfolio rent coverage and accelerated the tenant diversification of our total portfolio

Advanced Pet Care (Parker, CO)



ADVANCED PET care
17173

Livewell Animal Hospital (Cypress, TX)



livewell
animal hospital

- **Lease Structure:** 100 of 102 properties are contained within two master NNN leases. The portfolio has 10 years of weighted average lease term remaining with strong annual rent increases of above 2%
- **Performance:** Portfolio EBITDAR covers rent at a very strong aggregate ratio of more than 6x
- **Funding:** FCPT funded the purchase with a mix of cash and existing debt capacity; closing was not contingent on any equity capital raising
- **Pro Forma Diversification Snapshot:** Mission Pet Health is now FCPT's third-largest brand by cash rent; Darden exposure is approximately 41% of pro forma ABR[1]
- **Attractive Real Estate:** This portfolio features high-performing stores in attractive retail and medical corridors, and score well on FCPT's proprietary scorecard
- **Established, Trusted Counterparty:**
  - Shore Capital, a $14+ billion AUM private equity firm, both operates Mission Pet Health and owns the underlying real estate being sold to FCPT through a separate vehicle. This provides full alignment between the tenant business and lease structuring assets
  - Shore has deep healthcare investing experience and a strong track record of scaling their portfolio businesses
  - Mission Pet Health's financial profile was further augmented by a minority investment from Silver Lake, underscoring the platform's demonstrated growth trajectory and institutional credibility
- **Large-Scale Acquisition Capability:** FCPT has built a platform and team that can handle scaled portfolio opportunities. FCPT moved efficiently and effectively while remaining firmly within our underwriting standards. FCPT will continue to pursue incremental scaled transactions so long as quality and accretion thresholds are met

1. *Representative of 6/30/2026 portfolio data plus Mission Pet Health portfolio closed on 7/16/2026. FCPT previously owned five Mission Pet Health properties*

JULY 2026 7

JULY 2026 Mission Pet Health Portfolio 102 locations across 31 states CASE STUDY: FCPT ACQUIRES $268 MILLION VETERINARY PORTFOLIO Portfolio Sample Site Denotes medical property Portfolio Sample Site

FCPT AT 10 YEARS:
FROM SPIN-OFF TO SEASONED NET LEASE INVESTOR

	2015	Q2 2026	Δ
Properties *As of 6/30/2026 + MPH*	418	1,438	+ 1,020 (3.4x)
Brands *As of 6/30/2026 + MPH*	5	182	+ 177
Investment volume *As of 6/30/2026 + MPH*	-	$2.7 billion	+ $2.7 billion
Darden as % of ABR *As of 6/30/2026 + MPH*	100%	41%	- 59%
EBITDAR coverage *As of 6/30/2026*	4.2x	5.2x (Darden 6.0x)	+ 1.0x
AFFO per share (LTM) *As of 6/30/2026*	$1.22	$1.80	+ $0.58 (1.5x)
Dividend per share (annualized)	$0.80 *(Q4 2015)*	$1.47	+ $0.67 (1.8x)

ANNUAL BASE RENT ($ million)[1]



$288
3.1x
$169
$94
100%
Darden
$118
41%
Darden
2015
Q2 2026
+ MPH Portfolio

ENTERPRISE VALUE ($ million)



$3,938
3.0x
$1,240
$1,324
$294
Net Debt
$1,029
Equity
$2,697
2015
Q2 2026

We have grown our team, put in place substantial risk management and refined our investment and property management capabilities all while improving access to capital[2]

1. *Representative of 6/30/2026 portfolio data plus Mission Pet Health portfolio closed on 7/16/2026. FCPT previously owned five Mission Pet Health properties. Annual Cash Base Rent (ABR) as defined in glossary*

JULY 2026

9

JULY 2026 $288 million of ABR across 1,457 leases and 182 brands1 29% Olive Garden (vs. 74% at inception) 8% LongHorn (vs. 20% at inception) 41% tenancy outside of casual dining (vs. 0% at inception) Other Casual Dining Restaurants Auto Service Other Medical Retail Other Retail The spin-off Darden portfolio remains a strong foundation tenant for FCPT. Over half the portfolio (~59%) has been diversified to new tenants across restaurant, medical retail and auto service industries1 222 leases 38 brands Auto Service 13% 107 leases 6% 55 leases 28 brands Other Retail 3% 2 2 Quick Service Restaurants 2% 83 leases 6% 30 leases 110 leases 25 brands Other Casual Dining Restaurants 9% 118 leases 317 leases 29% 8% 234 leases 40 brands 10% Quick Service Restaurants 17 leases 2% 31 leases 2% PRO FORMA PORTFOLIO As of 6/30/2026 + Mission Pet Health Portfolio1 133 leases 44 brands Other Medical Retail 10% 1 1 Representative of 6/30/2026 portfolio data plus Mission Pet Health portfolio closed on 7/16/2026. FCPT previously owned five Mission Pet Health properties Pro Forma Medical Retail 16% 1

CONSISTENT ANNUAL INVESTMENT GROWTH

FCPT has consistently delivered growth and diversification through new investments. We focus on credit-worthy tenants, high quality real estate, low investment basis per property and efficient execution

PROPERTY COUNT



Historical
Pro Forma
1438
1303
1198
1111
1023
919
799
699
610
515
475
418
+57
+40
+95
+89
+100
+120
+104
+88
+87
+105
+135

Includes 33 properties closed through 6/30/2026 and 102 Mission Pet Health properties[1]

YEAR	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025	Through 6/30/26+MPH
INVESTMENT VOLUME ($M)	SPIN	$94	$99	$263	$199	$223	$257	$286	$333	$265	$318	$351[1]
CAP RATE	-	6.6%	6.8%	6.5%	6.5%	6.5%	6.5%	6.5%	6.7%	7.1%	6.8%	6.5%[1]
AVERAGE SIZE ($M)	-	$1.6	$2.3	$2.7	$2.2	$2.2	$2.1	$2.6	$3.5	$3.0	$3.0	$2.6[1]

2026 is already a record acquisition year for the company with five months remaining

1. *Representative of 6/30/2026 portfolio data plus Mission Pet Health portfolio closed on 7/16/2026. FCPT previously owned five Mission Pet Health properties*

JULY 2026 11

LONG-TERM CAPITAL RETURNS TO SHAREHOLDERS VIA DIVIDENDS

- Since paying our first regular-way dividend in 2016, FCPT has delivered ten consecutive years of payments and returned more than $1 billion in capital to shareholders
- **We have never missed, delayed, or cut a dividend payment – not even during the height of the COVID pandemic**
- Since inception, we have increased the dividend every year for a total of +48%, representing a +4.4% compound annual growth rate
- Investors who bought FCPT shares at a 5% dividend yield in 2016 would today be earning an approximate 7.5% yield on that original cost basis
- **In June 2026, FCPT announced a shift to monthly dividend payments as a continuation of shareholder-focused decision making**

FCPT Historical Dividends

Year	End Date	Total Dividends Declared	Growth
1	12/31/2016	$0.9700	–
2	12/31/2017	$1.0025	+3.4%
3	12/31/2018	$1.1125	+11.0%
4	12/31/2019	$1.1675	+4.9%
5	12/31/2020	$1.2325	+5.6%
6	12/31/2021	$1.2850	+4.3%
7	12/31/2022	$1.3375	+4.1%
8	12/31/2023	$1.3650	+2.1%
9	12/31/2024	$1.3900	+1.8%
10	12/31/2025	$1.4315	+3.0%
Total Growth Since Inception:			**+47.6%**
9-Year CAGR:			**+4.4%**

JULY 2026

JULY 2026 CONTENTS 1 COMPANY OVERVIEW PG 3 2 HIGH QUALITY PORTFOLIO PG 13 4 APPENDIX PG 25 3 CONSERVATIVE FINANCIAL POSITION PG 21

JULY 2026 HIGH-QUALITY PORTFOLIO SUPPORTED BY STABLE BALANCE SHEET1 As of 6/30/2026 1,355 leases 182 brands 6.6-year average lease term $271 million annual base rent (ABR) $0.450 AFFO per share (Q2), representing 1.4% YoY growth5 $57 million of investments (Q2) at 6.8% cash / 7.5% GAAP cap rate 99.5% occupied 1.5% average annual escalator2 5.2x tenant EBITDAR coverage3 51% investment grade4 6,614 SF average asset size 29,546 average daily vehicle count $67,323 median household income 58,617 average 3-mile population $350 million undrawn revolver 5.2x net debt to adj. EBITDAre6 4.6x fixed charge coverage 100% fixed rate debt as of 6/30/26 Baa3 / BBB (Moody’s / Fitch) Portfolio Highlights Financial Highlights

FCPT National Brands with Strong Credit Profiles Small Building, Fungible Real Estate Low Rent & Investment Basis JULY 2026 FCPT’S TRIPLE INVESTMENT FILTER Our portfolio is leased to service tenants - principally Restaurants, Auto Service and Medical Retail The intentional focus on these subsectors reflect a multi-tiered filter that favors fungible, credit-worthy net lease tenants with low rent There are many properties in other retail subsectors that meet these thresholds, but we have found the deepest opportunity set within Restaurants, Auto Service, and Medical Retail Our investment approach seeks to de-risk net lease investing through a highly-filtered selection process

JULY 2026 HIGHLY SELECTIVE APPROACH TO NET LEASE While we underwrite properties in these sectors and may acquire stores in these sectors in the future, they are not in our current target base and would need to meet our high thresholds to be considered in the future Pharmacies: NO EXPOSURE Entertainment: NO EXPOSURE Gyms: NO EXPOSURE Furniture: NO EXPOSURE EV-only Auto Service: NO EXPOSURE Dollar Stores: 0.05% ABR exposure1 as of 6/30/2026 (No exposure to brands listed here) General Merchandise: 0.6% ABR exposure2 as of 6/30/2026 (No exposure to brands listed here) Car Washes: 1.1% ABR exposure3 as of 6/30/2026 (No exposure to brands listed here) FCPT HAS AVOIDED: Service Centers

“ JULY 2026 ALIGNED WITH STRONG RESTAURANT BRAND OPERATORS FCPT’s restaurant tenants are principally large, publicly-traded companies and brands Many of these casual dining and quick service restaurant brands that anchor our portfolio have generated strong same-store performance while maintaining a conservative leverage position 2 3 4 Share Price Return 1 Representative of 6/30/2026 portfolio data 1

JULY 2026 LOW BASIS PORTFOLIO LIMITS DOWNSIDE OF NEGATIVE CREDIT EVENTS FCPT seeks and acquires properties with a significantly lower value at risk per site as compared to peers FCPT’s emphasis on low rents and fungible buildings have created a portfolio with minimal liability at the individual property level, reducing risk in the event of lease maturity or in the event of tenant credit issues 1 FCPT’s strategy focuses on low basis investments in small box (<20,000 SF) retail properties. This has resulted in high tenant renewal rates and capturing high re-leasing spreads at lease maturity

JULY 2026 CONSISTENTLY STRONG PORTFOLIO PERFORMANCE FCPT has one of the highest-quality and consistent portfolios in the net lease sector. We have established a strong track record over time (even through the COVID-19 pandemic) RENT COLLECTIONS OCCUPANCY2 1

Darden's INVESTMENT GRADE PROFILE REMAINS A STRONG FOUNDATION FOR FCPT JULY 2026 Darden Senior Credit Default Swaps (CDS) Curve (5-year) Basis Points The historically low pricing of Darden’s CDS demonstrates how their fortress credit profile remains strong Ask price: 39 bps High on 03/20/20: 360 bps Average: 62 bps Low on 02/12/20: 27 bps Very tight pricing spreads for Darden to have a credit event

JULY 2026 CONTENTS 1 COMPANY OVERVIEW PG 3 2 HIGH QUALITY PORTFOLIO PG 13 3 CONSERVATIVE FINANCIAL POSITION PG 21 4 APPENDIX PG 25

“ JULY 2026 PRO FORMA DEBT MATURITY SCHEDULE ($ MILLIONS) FCPT maintains a well-laddered debt maturity and 100% unencumbered assets to provide financial flexibility Weighted average debt maturity of approximately 4.3 years pro forma for new recast and upsized term loan closed in July and including extensions Limited near-term debt maturities Conservative leverage and strong liquidity profile Committed to maintaining conservative 5.0x–6.0x leverage range $350 million revolver availability Conservative dividend payout ratio of approximately 80% of AFFO Minimal floating rate exposure 82% of debt is fixed rate including the effect of interest rate hedges and pro forma for the new, fully drawn term loan closed in July (as of hedges effective August 2026) Investment grade rated Rated BBB by Fitch and Baa3 by Moody’s CONSERVATIVE FINANCIAL POLICIES Note: Term Loan and Revolver maturities are shown fully extended

JULY 2026 FCPT’S HISTORICAL LEVERAGE PROFILE FCPT has a stated leverage target of 5.0x-6.0x and has been below or in the range of its target since inception Discipline around our leverage is embedded into company culture and our approach to funding growth FCPT has demonstrated a commitment to positive spread investing above its cost of capital FCPT has always maintained its commitment to a conservative leverage profile throughout its corporate history regardless of the broader capital markets landscape FCPT HISTORICAL LEVERAGE1

JULY 2026 LADDERED LEASE MATURITY SCHEDULE As of 6/30/2026 %ANNUALIZED BASE RENT1 99.5%  occupied2 as of 6/30/2026 6.6 years weighted average lease term 6.0x Rent Coverage on average for FCPT’s Darden leases3 FCPT has a very well-laddered maturity schedule and has a track record of very high renewal rates on lease maturities to date 2027 is the first year of Darden spin-off lease maturities; FCPT’s Darden leases average 6.0x rent coverage3

JULY 2026 CONTENTS 1 COMPANY OVERVIEW PG 3 2 HIGH QUALITY PORTFOLIO PG 13 4 APPENDIX PG 25 3 CONSERVATIVE FINANCIAL POSITION PG 21

“ $0.3666 JULY 2026 DIVIDEND POLICY UPDATED TO MONTHLY PAYMENTS In June 2026, FCPT announced an update to its dividend policy to provide monthly payments beginning in Q3 2026, with the first monthly payment slated for July’s dividend (set to be paid in August 2026) The announced monthly dividend will be $0.1222 which is the equivalent to the current quarterly $0.3665 rate Key Summary Points: Shareholder-friendly Better alignment with monthly rent collection Low incremental cost Long-established, well-received practice amongst several peers in the net lease sector Future dividends are authorized and declared at discretion of FCPT’s Board of Directors 1 Monthly Dividend

CASE STUDY:
FCPT'S CHRISTIAN BROTHERS SALE-LEASEBACK PORTFOLIO

- **Christian Brothers Automotive Corporation (CBAC)** is a privately held, full-service auto repair franchise offering dealership-quality service at below-dealership prices in a recession resilient, repair-over-replacement category. This tenant represents a continuation of FCPT's strategy to build scaled exposure to high-quality, growing operators
- **Sale-Leaseback Pipeline:** Since Q4 2024, FCPT has executed three direct sale-leasebacks with CBAC for total proceeds of approximately $69 million
- **Strong, Guaranteed Counterparty:**
  - CBAC offers a broad service menu (oil changes, brakes, diagnostics, transmission, routine maintenance) and has grown rapidly from 213 locations (2019) to 300+ sites (2026) across the U.S.
  - CBAC's corporate arm signs and guarantees every lease, then subleases to a vetted franchisee with fewer than 2% of applicants approved
  - Strong brand equity: 300+ units across 30 states
  - #1 on the J.D. Power Aftermarket Service Index for four consecutive years
- **Lease Structure:** Individual 15-year absolute NNN leases
- **Funding & Efficiency:** FCPT leveraged pre-negotiated form documents across successive deals to lower costs and improve execution efficiency, with 42 days LOI-to-close on average
- **Attractive Real Estate:** New construction, single-tenant freestanding sites in growing retail corridors near national anchors that score well on FCPT's proprietary scorecard

Christian Brothers (Sarasota, FL)


Portfolio Sample Site
Christian Brothers Automotive


enterprise
MIDAS
TIRES PLUS
McDonald's
TIRE CHOICE
Public Storage
7 ELEVEN
Auto Plus
TIRE KINGDOM
HYUNDAI
O'Reilly
LAND ROVER
chargepoint
ACURA
LEXUS
Advance Auto Parts
Denotes automotive property

3-mile Population	72,526
3-mile Median HHI	$68,805
Average Vehicles Per Day	54,663
Acreage/SF	12 acres / 6,036 SF

JULY 2026

27

JULY 2026 GLOSSARY AND NON-GAAP DEFINITIONS NON-GAAP DEFINITIONS AND CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP. ABR refers to annual cash base rent as of 6/30/2026 and represents monthly contractual cash rent, excluding percentage rents, from leases, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period. EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization. EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“NAREIT”) as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses. Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt. We believe that presenting supplemental reporting measures, or non-GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non-GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs. Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information. For Darden, EBITDAR is updated biannually by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the average trailing twelve brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants. Tenant EBITDAR coverage is calculated by dividing our reporting tenants’ most recently reported EBITDAR by annual in-place cash base rent. Funds From Operations (“FFO”) is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non-FFO producing activities from FFO determined in accordance with the NAREIT definition. Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income. Adjusted Funds From Operations “AFFO” is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO: 1. Transaction costs incurred in connection with business combinations 2. Straight-line rent 3. Stock-based compensation expense 4. Non-cash amortization of deferred financing costs 5. Other non-cash interest expense (income) 6. Non-real estate investment depreciation 7. Merger, restructuring and other related costs 8. Impairment charges 9. Other non-cash revenue adjustments, including amortization of above and below market leases and lease incentives 10. Amortization of capitalized leasing costs 11. Debt extinguishment gains and losses 12. Non-cash expense (income) adjustments related to deferred tax benefits AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Properties refers to properties available for lease.

JULY 2026 RECONCILIATION SCHEDULES RECONCILIATION OF NET INCOME TO ADJUSTED EBITDARE RENTAL REVENUE AND PROPERTY EXPENSE DETAIL

JULY 2026 FFO & AFFO RECONCILIATION

ENDNOTES

PAGE 4 RECENT HIGHLIGHTS AT FCPT
1. Representative of 6/30/2026 portfolio data plus Mission Pet Health portfolio closed on 7/16/2026. FCPT previously owned five Mission Pet Health properties
2. Based on historical cash yields averaging approximately 6.6% and historical cash yields of last three years (2025-2023) averaging approximately 6.9%
3. See glossary on page 28 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 97% of Darden annual cash base rent (ABR), 55% of other restaurant ABR and 9% of non-restaurant ABR or 61% of total portfolio ABR. We have estimated Darden current EBITDAR coverage using sales results for the reported FCPT portfolio for the twelve months ended May 2026 and the trailing twelve months brand margin ended May 2026

PAGE 5 WHY OWN FCPT?
1. Based on coverage as disclosed by FCPT's peer net lease companies

PAGE 6 SPOTLIGHT ON CAPITAL RAISING IN 2026: 5-YEAR TERM LOAN UPSIZE AND RECAST
1. Based on floating SOFR rate of approximately 3.6% as of July 27, 2026, plus credit spread of 0.90%
2. Based on historical cash yields averaging approximately 6.6% and historical cash yields of last three years (2025-2023) averaging approximately 6.9%
3. Excludes seven-year term loan facility closed in April 2026. Credit spread for said facility remains SOFR + 1.25%

PAGE 7 CASE STUDY: FCPT TO ACQUIRE $268 MILLION VETERINARY PORTFOLIO
1. Representative of 6/30/2026 portfolio data plus Mission Pet Health portfolio closed on 7/16/2026. FCPT previously owned five Mission Pet Health properties

PAGE 9 FCPT AT 10 YEARS
1. Representative of 6/30/2026 portfolio data plus Mission Pet Health portfolio closed on 7/16/2026. FCPT previously owned five Mission Pet Health properties. Annual Cash Base Rent (ABR) as defined in glossary
2. Past performance does not guarantee future results

PAGE 10 PRO FORMA PORTFOLIO
1. Representative of 6/30/2026 portfolio data plus Mission Pet Health portfolio closed on 7/16/2026. FCPT previously owned five Mission Pet Health properties
2. Other retail includes properties leased to cell phone stores, bank branches, grocers amongst others. These are often below market rent leases, and many were purchased through the outparcel strategy

PAGE 11 CONSISTENT ANNUAL INVESTMENT GROWTH
1. Representative of 6/30/2026 portfolio data plus Mission Pet Health portfolio closed on 7/16/2026. FCPT previously owned five Mission Pet Health properties

Note: Figures exclude capitalized transaction costs. Initial cash yield calculation excludes $2.1 million, and $2.4 million of real estate purchases in our Kerrow operating business for 2019 and 2020, respectively. 2022 initial cash yield reflects near term rent increases and rent credits given at closing; the initial cash yield with rents in place as of closing is 6.4%

PAGE 14 HIGH-QUALITY PORTFOLIO SUPPORTED BY STABLE BALANCE SHEET
Figures as of 6/30/2026
1. Weighted averages based on contractual Annual Cash Base Rent as defined in glossary, except for occupancy which is based on portfolio square footage. See glossary on page 28 for definitions
2. Average annual rent escalation through June 30, 2031 (weighted by annualized base rent) using the previous twelve months as a base year. Previously, annual rent escalation was calculated assuming expiring leases remained flat. In light of our historical experience of renewals at contractual rent increases, the methodology has been revised to exclude expiring leases from the blended five-year average. Leases owned for less than one year are included based on the annualized first month's rent
3. See glossary on page 28 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 97% of Darden annual cash base rent (ABR), 55% of other restaurant ABR and 9% of non-restaurant ABR or 61% of total portfolio ABR. We have estimated Darden current EBITDAR coverage using sales results for the reported FCPT portfolio for the twelve months ended May 2026 and the trailing twelve months brand margin ended May 2026
4. Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies
5. See page 28 for non-GAAP definitions, and page 30 for reconciliation of net income to AFFO. FCPT reports the per share growth rate for FFO and AFFO as the reporting period's year-over-year increase in the per share metrics rounded to 3 decimal places
6. See page 29 for reconciliation of net income to adjusted EBITDAre and page 28 for non-GAAP definitions. Net debt is calculated as total debt less cash and cash equivalents

PAGE 16 HIGHLY SELECTIVE APPROACH TO NET LEASE
Note: All data as of 6/30/2026
1. Annual cash base rent (ABR) as defined in glossary; FCPT owns 1 dollar store site leased to Dollar General
2. Annual cash base rent (ABR) as defined in glossary; FCPT owns 7 general merchandise sites leased to REI (2), Jared Jewelry (2), Orvis (1), Mattress Firm (1), and Sleep Number (1)
3. Annual cash base rent (ABR) as defined in glossary; FCPT owns 10 car wash sites leased to Whistle Express (9) and Club Car Wash (1)

PAGE 17 ALIGNED WITH STRONG RESTAURANT BRAND OPERATORS
1. Representative of 6/30/2026 portfolio data
2. Source: Public filings as of 7/28/2026
3. FactSet's All Restaurant Index is composed of 22 restaurant and food service equities
4. FCPT's Portfolio Restaurant Index is weighted based on the share of FCPT's ABR attributable to brands operated by public companies. For private-operated brands in our portfolio, we use FactSet's All Restaurant Index as a proxy

PAGE 18 LOW BASIS PORTFOLIO LIMITS DOWNSIDE OF NEGATIVE CREDIT EVENTS
1. Source: Public filings as of 12/31/2025

PAGE 19 CONSISTENTLY STRONG PORTFOLIO PERFORMANCE
1. FCPT reported 92% collected rent in Q2 2020, with 4% abated in return for lease modifications and 3% deferred. FCPT collected the 3% deferred rent in Q4 2020. The 98.8% number above included deferred rent that was paid and the abated rent for which FCPT received beneficial lease modifications
2. Occupancy based on portfolio square footage

PAGE 22 CONSERVATIVE FINANCIAL POLICIES
Figures as of 6/30/2026, except otherwise noted
1. See page 29 for reconciliation of net income to adjusted EBITDAre and page 28 for non-GAAP definitions. Net debt is calculated as total debt less cash and cash equivalents

PAGE 23 FCPT'S HISTORICAL LEVERAGE PROFILE
1. See page 29 for reconciliation of net income to adjusted EBITDAre and page 28 for non-GAAP definitions. Net debt is calculated as total debt less cash and cash equivalents. Includes any forward equity contracts outstanding as of quarter end

PAGE 24 LADDERED LEASE MATURITY SCHEDULE
Note: Excludes renewal options. All data as of 6/30/2026
1. Annual cash base rent (ABR) as defined in glossary
2. Occupancy based on portfolio square footage
3. See glossary on page 28 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 97% of Darden annual cash base rent (ABR), 55% of other restaurant ABR and 9% of non-restaurant ABR or 61% of total portfolio ABR. We have estimated Darden current EBITDAR coverage using sales results for the reported FCPT portfolio for the twelve months ended May 2026 and the trailing twelve months brand margin ended May 2026

PAGE 29 RECONCILIATION SCHEDULES
1. See glossary on page 28 for non-GAAP definitions
2. Other non-reimbursed property expenses include non-reimbursed tenant expenses, vacant property expenses, abandoned deal costs, property legal costs, and franchise taxes

PAGE 30 FFO & AFFO RECONCILIATION
1. Amount represents non-cash deferred income tax (benefit) expense recognized at the Kerrow Restaurant Business
2. Assumes the issuance of common shares for OP units held by non-controlling interest

JULY 2026

31

INVESTOR PRESENTATION JULY 2026